Supplement dated August 7, 2009

to

Prospectuses dated May 1, 2009

This supplement is to accompany the prospectuses issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York entitled “Majestic VCOLIX.”

If you elect to allocate 100% of your premium into the enhanced yield fixed account, which we offer by rider, the Allocation Date of the policy will be set to be equal to the Issue Date. Accordingly, instead of investing all premiums in the Money Market B Investment Account between the Issue Date and the Allocation date, your premium will be allocated to the enhanced yield fixed account beginning on the Issue Date.

All other terms and conditions, including transfer restrictions, described in your policy and prospectus remain unchanged. We reserve the right to discontinue this practice at any time.

If you need additional information, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

You should read this supplement together with the prospectus for the contract you purchased, and retain both for future reference.

MVCOLIX Prod Supp 8/09